Commitments And Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)	to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, substantially consistent with market;

(ii)
to agree with McDonald’s on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened; for the three-year period commenced on January 1, 2014 the Company must reinvest an aggregate of at least $180 million; and open no less than 250 new restaurants

(iii)	to commit to funding a specified Strategic Marketing Plan;

(iv)	to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and

(v)	to maintain a minimum fixed charge coverage ratio as well as a maximum leverage ratio.

Mainly as a consequence of changing the exchange rates used for remeasurement of its bolivar-denominated assets and liabilities and operating results in Venezuela, mentioned in Note 21, the Company was not in compliance with the ratios mentioned in (v) above for certain periods in 2014. For that reason, on July 31, 2014, McDonald’s granted the Company a limited waiver for a six-month period (from and as of June 30, 2014 until and including December 31, 2014), during which time, the  Company was not required to maintain the financial ratios set forth in the MFA. Notwithstanding the foregoing, the Company does not expect any material adverse effect to its business, results of operations, financial condition or cash flows as a result of this situation. The Company continues monitoring the compliance with the quarterly ratios set forth in the MFA.

The Company has negotiated and obtained temporary royalty waivers from McDonald’s Corporation for its operations in Venezuela considering the restrictions and regulations in place affecting its operations in that country. For the fiscal years 2014, 2013 and 2012, the Company has recorded a royalty waiver amounting to $6.1 million, $8 million and $5 million, respectively, recorded as lower “Royalty fees” in the consolidated statements of income. As of June 1, 2014 the Company agreed with McDonald’s Corporation to calculate royalties using the SICAD II exchange rate. Therefore, no further waiver is being recorded, since SICAD II is the exchange rate used for remeasurement purposes (see Note 21 for more details).

In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs. The letter of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements.

Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2014 the Company maintains a provision for contingencies amounting to $20,139 ($22,341 at December 31, 2013), which is presented net of judicial deposits amounting to $7,935 ($7,519 at December 31, 2013) that the Company was required to make in connection with the proceedings. As December 31, 2014 and 2013, the net amount of $12,204 and $14,822 is presented as follows: $777 and $1,748 as a current liability and $11,427 and $13,074 as a non-current liability, respectively. Breakdown of the provision for contingencies is as follows:

Provision for contingencies (continued)

	2014	2013
Tax contingencies in Brazil (i)	$1,999	$2,235
Labor contingencies in Brazil (ii)	10,360	9,484
Other (iii)	7,780	10,622
Subtotal	20,139	22,341
Judicial deposits (iv)	(7,935)	(7,519)
Provision for contingencies	$12,204	$14,822

(i)
Tax contingencies in Brazil. It mainly relates to tax on bank account transactions (CPMF), abolished in 2007. During fiscal year 2012, the Company settled the contingency over royalty payments, paying $11,473 in cash. In addition, the Company entered into an amnesty program to settle the contingency related to VAT special treatment for restaurants in Rio de Janeiro in 18 equal monthly installments, commencing in May 2012, pursuant to which the Company reclassified $28,428 to “Accrued payroll and other liabilities” in the consolidated balance sheet. During fiscal year 2012, the Company also recorded an accrual of $3,770 and a currency translation adjustment amounting to $(2,327). In addition, during fiscal year 2012 there was an increase of $458 as a result of certain balance sheet reclassifications. During fiscal year 2013, the Company recorded an accrual of $13 and a currency translation adjustment amounting to $(527). In addition, the Company made certain balance sheet reclassifications totaling $(271) and settlements amounting to $991 that the Company recovered from McDonald’s Corporation. During fiscal year 2014, the Company recorded an accrual of $14 and a currency translation adjustment amounting to $(250). No settlements were done during fiscal year 2014.

(ii)
Labor contingencies in Brazil. It primarily relates to dismissals in the normal course of business. During fiscal years 2014, 2013 and 2012, the Company recorded accruals of $22,726, $12,714 and $10,751, respectively, primarily related to new dismissal claims and to increases on estimated future costs of outstanding claims; and a currency translation adjustment amounting to $(1,239), $(1,586) and $(930), respectively. In addition, the Company made settlements totaling $20,582, $15,900 and $15,211, respectively. During fiscal year 2014, the Company made certain balance sheet reclassifications amounting to $29.

(iii)
Other contingencies. It mainly relates to tax and labor contingencies in other countries. During fiscal years 2014, 2013 and 2012, the Company recorded accruals of $3,620, $4,546 and $1,251, respectively; and currency translation adjustment amounting $(2,945), $(2,160) and $(1,195), respectively. In addition, the Company made settlements totaling $2,974 , $2,060 and $736, respectively. During fiscal years 2014 and 2013, the Company made certain balance sheet reclassifications amounting to $543 and $745, respectively.

(iv)
Judicial deposits. It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil. During fiscal years 2014, 2013 and 2012, there was a net increase amounting to $416, $300 and $367, respectively; including foreign currency translation for $(986), $(1,049) and $(671), respectively.

As of December 31, 2014, there are certain matters related to the interpretation of tax and labor laws for which there is a possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $24 and $34 million.

Additionally, there is a lawsuit filed by several Puerto Rican franchisees against McDonald’s Corporation and certain subsidiaries purchased by the Company during the acquisition of the LatAm business (“the Puerto Rican franchisees lawsuit”). The claim seeks declaratory judgment and damages in the aggregate amount of $66.7 million plus plaintiffs’ attorney fees. At the end of 2014 the plaintiffs finalized their presentation of evidence whereas the Company has not started yet. The Company believes that a final negative resolution has a low probability of occurrence.

During 2014, another franchisee filed a complaint against the Company and McDonald’s Corporation, asserting a very similar claim to the one filed in the Puerto Rican franchisees lawsuit. The claim seeks declaratory judgment and damages in the amount of $30 million plus plaintiffs' attorney fees. Although this case is in its early stages, the Company believes that a final negative resolution has a low probability of occurrence, since its close resemblance to the Puerto Rican franchisees lawsuit.

Furthermore, the Puerto Rico Owner Operator’s Association (“PROA”), an association integrated by the Company’s franchisees that meets periodically to coordinate the development of promotional and marketing campaigns (an association that at the time of the claim was formed solely by franchisees that are plaintiffs in the Puerto Rican franchisees lawsuit), filed a third party complaint and counterclaim against the Company and other third party defendants, in the amount of $31 million. Although certain negative resolutions occurred in that lawsuit at the preliminary and first instance stages, no provision has been recorded because the Company believes that a final negative resolution has a low probability of occurrence.

Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisees lawsuit.

At December 31, 2014, the non-current portion of the provision for contingencies includes $4,395 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity in the consolidated balance sheet.